EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

In connection with the Annual Report of Lithia Motors, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tina Miller, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2023	By:	/s/ Tina Miller
Tina Miller
Chief Financial Officer, Senior Vice President, and Principal Accounting Officer